UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

BROADVIEW INSTITUTE, INC.
 (Exact name of registrant as specified in its charter)

Minnesota	0-8505	41-0641789
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8089 Globe Drive Woodbury, Minnesota	55125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 332-8000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On June 30, 2008, Broadview Institute, Inc. issued a press release announcing its financial results for the fourth quarter and full year for fiscal year ended March 31, 2008. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Exhibits:

99.1 Press Release dated June 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2008

BROADVIEW INSTITUTE, INC.

By /s/ Kenneth J. McCarthy
Kenneth J. McCarthy
Chief Financial Officer

EXHIBIT INDEX

Broadview Institute, Inc.
Form 8-K Current Report

Exhibit Number	Description
99.1	Press release dated June 30, 2008.